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EXHIBIT 23.1


                                  [Letterhead]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in the Form S-8 Statement of Ecuity, Inc. dated January 20, 2005 of our reports on Form 10-KSB for the year ended June 30, 2004 and on Form 10-QSB for the quarter ended September 30, 2004 relating to the consolidated financial statements of Ecuity, Inc. which appear in such Forms.




                                                   "DeLeon & Company, P.A.."
                                                   Certified Public Accountants


Pembrooke Pines, Florida
January 20, 2005